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                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS


    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 13, 2002 (except for Note 10, as to which the date is March 29, 2002), in Amendment No. 1 to the Registration Statement
(Form S-1 No. 333-54570) and related Prospectus of APS Healthcare, Inc. dated April 24, 2002.


                                          /s/ ERNST & YOUNG LLP

Milwaukee, Wisconsin
April 17, 2002